CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-1A of American Funds Insurance

Series of our reports dated as indicated in the table below, relating to the financial statements and financial highlights of the funds indicated in the table below (constituting American Funds Insurance Series), which appear in such Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “Independent registered public accounting firm”, and “Prospectuses and reports to shareholders” in such Registration Statement.

Fund	Report Date
Global Growth Fund	February 12, 2025
Global Small Capitalization Fund
Growth Fund
International Fund
New World Fund
Washington Mutual Investors Fund
Capital World Growth and Income Fund
Growth-Income Fund
International Growth and Income Fund
Capital Income Builder
U.S. Small and Mid Cap Equity Fund
Asset Allocation Fund
American Funds Global Balanced Fund
The Bond Fund of America
Capital World Bond Fund
American High-Income Trust
American Funds Mortgage Fund
Ultra-Short Bond Fund
U.S. Government Securities Fund
Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Washington Mutual Investors Fund
Managed Risk Growth-Income Fund
Managed Risk Asset Allocation Fund
American Funds Global Growth Portfolio
American Funds Growth and Income Portfolio
American Funds Managed Risk Growth Portfolio
American Funds Managed Risk Growth and Income Portfolio
American Funds Managed Risk Global Allocation Portfolio
American Funds IS 2070 Target Date Fund
American Funds IS 2065 Target Date Fund
American Funds IS 2060 Target Date Fund
American Funds IS 2055 Target Date Fund
American Funds IS 2050 Target Date Fund
American Funds IS 2045 Target Date Fund
American Funds IS 2040 Target Date Fund
American Funds IS 2035 Target Date Fund

American Funds IS 2030 Target Date Fund
American Funds IS 2025 Target Date Fund
American Funds IS 2020 Target Date Fund
American Funds IS 2015 Target Date Fund
American Funds IS 2010 Target Date Fund

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

April 25, 2025